QuickLinks -- Click here to rapidly navigate through this document

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit 10.60

[Translation]

Assets Transfer Agreement

    This assets transfer agreement ("this Agreement") is made between and by the following parties in Beijing on August 18, 2000.

Party A:	Hainan Xinhuangpu Investment Co., Ltd.
Address:	Floor 16, Huaneng Mansions, No. 36 Datong Road, Haikou, Hainan
Party B:	UTStarcom (China) Co., Ltd.
Address:	11th Floor, CNT Manhattan Building, No. 6 Beidajie, Chaoyangmen, Dongcheng District, Beijing

    WHEREAS Party A agrees to assign to Party B the assets concerned to Party B and Party B agrees to accept the said assets; therefore, the parties reach the following agreement through friendly consultations:

ARTICLE 1

    Party A agrees to assign the assets listed in Attachment I of this Agreement, and Party B agrees to accept the foregoing assets.

ARTICLE 2

    The parties agree that Party A will complete all the procedures necessary for the transfer of the assets listed in Attachment I hereto from Party A to Party B within [***] upon execution of this Agreement (excluding the day of execution for this Agreement), which include but are not limited to the hand-over of certification of ownership for such assets and the handling of registration procedures (if applicable).

ARTICLE 3

    Party B will pay Party A an assignment fee of [***] for the assets assigned by Party A.

ARTICLE 4

    The parties agree that the title of the assets listed in Attachment I hereto will be transferred to Party B on the [***] upon execution of this Agreement. Party A shall be responsible for all the liabilities and risks involving the title transfer of the assets listed in Attachment I hereto prior to such transfer (no matter such liabilities and risks are claimed before or after the transfer of such title), for which Party B shall bear no liabilities and obligations. In case Party B does not receive the foregoing assets within [***] upon execution of this Agreement, Party A shall compensate in [***].

ARTICLE 5

Representation and Guarantee

5.1
Party represents and guarantees as follows:

      (a) Party A is a company incorporated and validly existing pursuant to the Chinese laws;

      (b) By executing and performing this Agreement, Party A does not violate the relevant laws and contracts that have a binding force on it, and has obtained the proper authorization and all the necessary approval of executing and performing this Agreement; and

      (c) Party A is entitled to the ownership of the assets listed in Attachment I hereto and has not placed mortgage or any third party's interests against such ownership, nor does it impose any obstacle to Party B for the obtainment of the title of such assets.

5.2
Party B represents and guarantees as follows:

      (a) Party A is a company incorporated and validly existing pursuant to the Chinese laws; and

      (b) By executing and performing this Agreement, Party B does not violate the relevant laws and contracts that have a binding force on it, and has obtained the proper authorization and all the necessary approval of executing and performing this Agreement.

ARTICLE 6

Liability for Breach of Agreement

6.1
If one party to this Agreement ("the Breaching Party") fails to implement its obligations under this Agreement (including violation of the provisions involving representation and guarantee), and fails to adopt effective measures to correct such violation within [***] upon receipt of a written notice by the other party ("the Non-Breaching Party") for such correction within the stipulated time, the non-breaching party has the right to terminate this Agreement and claim compensation from the breaching party for the losses sustained therefrom.

6.2
If Party A violates the provisions of Articles 2 and 5 of this Agreement, Party B has the right to seek return of all the payment and a penalty equal to [***] of the total price from Party A.

ARTICLE 7

Settlement of Dispute

    Any dispute arising out of or in connection with this Agreement shall be settled by the parties through consultations. If it cannot be settled through consultations, any party may submit the said dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing according to its valid rules of arbitration. The arbitration award is final and shall be binding over the parties.

ARTICLE 8

Force Majeure

    A force majeure event refers to any event that cannot be foreseen and its occurrence and consequences cannot be avoided or overcome at the time when this Agreement is executed. Any party to this Agreement shall not bear the liabilities for breach of this Agreement if it is prevented from implementing all or any part of the responsibilities associated with the provisions of this Agreement. The party that is affected with such a force majeure event shall notify the other party of the effects of such event within [***] after its occurrence, and present certification by the local notarization organ.

2

ARTICLE 9

Transfer of Agreement

    No party shall transfer its rights and obligations under this Agreement to any third party unless consented by the other party in writing.

ARTICLE 10

Separability of Agreement

    If any article or section of this Agreement becomes invalid or unenforceable, it will not affect the validity and enforceability of other articles or sections.

ARTICLE 11

Amendment and Supplement of Agreement

    The parties may amend or supplement this Agreement in writing. The amendment and supplement to this Agreement shall constitute an inseparable part of this Agreement and be equally authentic to this Agreement.

ARTICLE 12

Miscellaneous

    12.1 This Agreement shall come to force upon execution by the authorized representatives of the parties and fixation of their official seals as of the date first seen in this Agreement.

    12.2 This Agreement has two original copies, of which each party holds one, and they are equally authentic.

3

Party A: Hainan Xinhuangpu Investment Co., Ltd.
(Official Seal)
Authorized Representative: Xue Weibin
(Signature)
Party B: UTStarcom (China) Co., Ltd. (Official Seal)
Authorized Representative:
(Signature)

Translation Verification

    The foregoing represents a fair and accurate English translation of the original Chinese document.

Dated: May 11, 2001

By:	/s/ SHAO-NING J. CHOU
Name:	Shao-Ning J. Chou
Title:	Executive Vice President and Chief Operating Officer, China Operations

Attachment I
List of Assets for Assignment

[***]

2

QuickLinks

  Exhibit 10.60
[Translation]
Assets Transfer Agreement
ARTICLE 1
ARTICLE 2
ARTICLE 3
ARTICLE 4
ARTICLE 5
Representation and Guarantee
ARTICLE 6
Liability for Breach of Agreement
ARTICLE 7
Settlement of Dispute
ARTICLE 8
Force Majeure
ARTICLE 9
Transfer of Agreement
ARTICLE 10
Separability of Agreement
ARTICLE 11
Amendment and Supplement of Agreement
ARTICLE 12
Miscellaneous
Translation Verification
Attachment I List of Assets for Assignment